UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23014

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	02/28/19

FORM N-CSR

Item 1.          Reports to Stockholders.

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

SEMIANNUAL REPORT February 28, 2019

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

Protecting Your Privacy
Our Pledge to You

THE FUND IS COMMITTED TO YOUR PRIVACY. On this page, you will find the Fund’s policies and practices for collecting, disclosing, and safeguarding “nonpublic personal information,” which may include financial or other customer information. These policies apply to individuals who purchase Fund shares for personal, family, or household purposes, or have done so in the past. This notification replaces all previous statements of the Fund’s consumer privacy policy, and may be amended at any time. We’ll keep you informed of changes as required by law.

YOUR ACCOUNT IS PROVIDED IN A SECURE ENVIRONMENT. The Fund maintains physical, electronic and procedural safeguards that comply with federal regulations to guard nonpublic personal information. The Fund’s agents and service providers have limited access to customer information based on their role in servicing your account.

THE FUND COLLECTS INFORMATION IN ORDER TO SERVICE AND ADMINISTER YOUR ACCOUNT. The Fund collects a variety of nonpublic personal information, which may include:

• Information we receive from you, such as your name, address, and social security number.

• Information about your transactions with us, such as the purchase or sale of Fund shares.

• Information we receive from agents and service providers, such as proxy voting information.

THE FUND DOES NOT SHARE NONPUBLIC PERSONAL INFORMATION WITH ANYONE, EXCEPT AS PERMITTED BY LAW.

Thank you for this opportunity to serve you.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.	The Fund

A LETTER FROM THE PRESIDENT OF DREYFUS

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc., covering the six-month period from September 1, 2018 through February 28, 2019. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

While the U.S. economy continued to grow at above-trend rates during the six months, other developed country economies remained moderated. Economic momentum and strong corporate earnings supported U.S. stocks early in the period, while stocks declined in other developed markets. In emerging countries, equities experienced pressure for much of the period as the currency crises in Turkey and Argentina led investors to fear that currency depreciation would spread to other markets in the developing world.

In October, equity markets experienced a sharp sell-off, triggered in part by interest rate increases, trade tensions and slowing global growth. The sell-off partially reduced prior gains on U.S. indexes while losses deepened in international markets. Global equities continued their general decline throughout the end of the calendar year. However, comments made in January by the U.S. Federal Reserve (the “Fed”) that it might slow the pace of interest rate increases in 2019 helped stimulate a rebound across equity markets that lasted throughout the end of the reporting period.

Fixed income markets struggled during the first month of the period as interest rates and inflation rose, pressuring most bond prices. Favorable U.S. equity market performance fed investor risk appetites, reducing the demand for Treasuries and increasing yields. However, equity volatility in October triggered a flight to quality in the bond market, raising Treasury prices and flattening the yield curve. Growth concerns also affected corporate bonds, causing increased spreads and hurting prices through the end of the calendar year. After encouraging comments by the Fed in January, Bond markets rebounded and many indices continued to experience moderately positive returns through the end of February.

We expect economic momentum to continue in the U.S., but we will monitor relevant data for any signs of a change in our outlook. As always, we encourage you to discuss the risks and opportunities in today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Renee Laroche-Morris
President
The Dreyfus Corporation
March 15, 2019

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from September 1, 2018 through February 28, 2019, as provided by the fund’s primary portfolio managers, Kevin Cronk, Chris Barris, Hiram Hamilton and Leland Hart of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the six-month period ended February 28, 2019, Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. produced a total return of -0.18% on a net-asset-value basis.1 Over the same period, the fund provided aggregate income dividends of $0.2570 per share, which reflects an annualized distribution rate of 5.90%.2

Global credit instruments generally produced positive total returns over the period in U.S. dollar terms when hedged for currency effects. In many market segments, U.S. bond markets lagged the rest of the developed world. U.S. market activity was volatile during the reporting period, driven by concerns over future U.S. Federal Reserve (“Fed”) rate hikes, slowing global growth and geopolitical tensions. The fund produced a negative total return, primarily due to its position in collateralized loan obligation (CLO)-structured credit, which underperformed the broader market during the period.

The Fund’s Investment Approach

The fund’s investment objectives are to seek high current income and to return at least $9.835 per Common Share to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). The fund will normally invest primarily in credit instruments and other investments with similar economic characteristics. Such credit instruments include: first lien secured floating rate loans, as well as investments in participations and assignments of such loans; second lien, senior unsecured, mezzanine and other collateralized and uncollateralized subordinated loans; corporate debt obligations other than loans; and structured products, including collateralized bond, loan and other debt obligations, structured notes and credit-linked notes.

Principal investment strategies include:

• Senior Secured Loans and Other Loans

• Corporate Debt

• Special Situations

• Structured Credit

Market Volatility Dampens Leveraged Finance Asset Returns

Over the reporting period, several shifts in investor sentiment and behavior occurred. During the month of September, markets were still enjoying momentum from strong summer returns, despite continued concerns over trade disputes, geopolitical disagreements and the possibility of slowing global growth. In October, the Fed made comments that led investors to believe it was set to proceed down a hawkish trajectory in terms of 2019 interest-rate hikes. This, along with softness in earnings of cyclical companies, increasing corporate leverage, and continued global political uncertainty unnerved investors and sparked a period of volatility that lasted throughout the fourth calendar quarter of 2018.

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

The U.S. loan market, which had performed well through the majority of 2018, started to see outflows in late November. This pressured prices and induced more selling, particularly throughout the month of December, which saw record outflows by retail investors. In December, high yield bonds, loans, and CLO-structured credit security spreads widened, hurting asset prices. However, investor sentiment and market performance shifted once again in January after comments by the Fed which emphasized its focus on data as a driver for rate-hike decisions and its ability to suspend additional rate increases when the data is not supportive. Since that Fed meeting, spreads have narrowed and risk assets have recovered. The spread compression of high yield bonds, loans and, to a lesser extent, CLO-structured credit, led to a price recovery. In fact, the high yield bond and loan negative performance seen during the fourth quarter was mitigated during the last two months of the reporting period.

Constructing a Diversified Income-Oriented Portfolio

Of the asset classes in which the fund invests, structured credit lagged in terms of total returns during the period. Pricing pressure within the CLO market occurred during the fourth calendar quarter of 2018, impacting the fund’s performance. CLOs are composed of individual loans and tend to be less liquid than the broader market. The combination of softer loan performance and an illiquid market in December contributed to challenging CLO performance. As of the period-end, CLOs were approximately 23% of the overall fund. The asset class was the largest detractor from performance for the six months.

High yield bonds and loans exhibited similar performance patterns during the reporting period. Pricing pressure experienced by the fund’s high yield holdings during the fourth quarter was negated in January and February when the markets rebounded. Debt issued by health care companies was among the top contributors for the period. Energy sector holdings did not perform well. The fund holds a bias towards U.S. high yield bonds, but does hold debt from European issuers, which made a positive contribution to returns during the first two months of 2019.

In the loan market, European loans outperformed U.S. loans during the fourth quarter volatility of 2018. The fund possesses a bias towards U.S. loans, which was a drag on performance during that period. However, the U.S. loan market rebounded in January and February, recovering its losses. Financial sector and chemical company loans performed well. Strong results were also seen from services and technology company loans. From a credit quality perspective, the fund was underweighted in high-quality, low-spread BB rated loans in favor of a heavier allocation to mid-quality B rated securities. This positioning helped performance in late 2018 when BBs underperformed B rated loans. However, in January and February, this underweight to higher-quality, more liquid BB rated securities was a drag on performance, as they outperformed their B rated counterparts.

Positioned for Income Generation

At the end of the reporting period, fundamentals across asset classes appeared to be firm. The fourth-quarter earnings season was generally positive, even among some of the cyclical companies that had difficulties back in October. Defaults across asset classes appear non-threatening, and we do not believe there will be any material increase in defaults within the next year. We believe global growth is showing signs of a slowdown. In Europe, there have been pockets of weak economic data in countries such as Italy, Germany and France.

However, we don’t see evidence that corporate earnings are affected as of yet. While we do not believe the U.S. has been affected, we think the question is how long this can continue before the U.S. becomes vulnerable to a global slowdown.

Within the markets, we believe a lack of new issues will help to prop up prices across leveraged finance assets. We think that high yield bond and loan valuations continue to look attractive versus the broader fixed income investment universe due to their more favorable credit statistics. Between the two classes, we currently favor loans over high yield bonds because we believe they offer a better relative value. We also favor U.S. loans versus European and are focused on gaining more exposure in the U.S. loan market. In addition, we are opting for U.S. high yield bonds over those issued by companies in the Eurozone. Lastly, we expect the structured credit market to continue its slow appreciation.

March 15, 2019

1 Total return includes reinvestment of dividends and any capital gains paid, based upon net asset value per share. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Annualized distribution rate per share is based upon dividends per share paid from net investment income during the period, divided by the market price per share at the end of the period, adjusted for any capital gain distributions.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Collateralized loan obligations (CLOs) and other types of collateralized debt obligations (CDOs) are typically privately offered and sold, and thus are not registered under the securities laws. As a result, investments in CLOs and other types of CDOs may be characterized by the fund as illiquid securities. In addition to the general risks associated with credit instruments, CLOs and other types of CDOs carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO or CDO is subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

The Senior Secured Loans in which the fund will invest typically will be below investment-grade quality. Although, in contrast to other below-investment-grade instruments, Senior Secured Loans hold senior positions in the capital structure of a business entity, are secured with specific collateral and have a claim on the assets and/or stock of the borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the borrower, the risks associated with Senior Secured Loans are similar to the risks of below-investment-grade instruments. Although the Senior Secured Loans in which the fund will invest will be secured by collateral, there can be no assurance that such collateral can be readily liquidated or that the liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal. Additionally, if a borrower under a Senior Secured Loan default becomes insolvent or goes into bankruptcy, the fund may recover only a fraction of what is owed on the Senior Secured Loan or nothing at all. In general, the secondary trading market for Senior Secured Loans is not fully developed. Illiquidity and adverse market conditions may mean that the fund may not be able to sell certain Senior Secured Loans quickly or at a fair price.

Subordinated Loans generally are subject to similar risks as those associated with investments in Senior Secured Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders. Subordinated Loans are subject to the additional risk that the cash flow of the borrower and collateral securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the borrower. This risk is generally higher for subordinated unsecured loans or debt, which are not backed by a security interest in any specific collateral. Subordinated Loans generally have greater price volatility than Senior Secured Loans and may be less liquid.

The use of leverage magnifies the fund’s investment, market and certain other risks. For derivatives with a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.

STATEMENT OF INVESTMENTS

February 28, 2019 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9%
Aerospace & Defense - 1.0%
Bombardier, Sr. Unscd. Notes		7.50	3/15/2025	1,450,000	[b,c]	1,457,250
Automobiles & Components - .4%
American Axle & Manufacturing, Gtd. Notes		6.25	4/1/2025	585,000	[c]	585,789
Building Materials - .4%
Griffon, Gtd. Notes		5.25	3/1/2022	530,000	[c]	525,362
Chemicals - 1.8%
CVR Partners, Scd. Notes		9.25	6/15/2023	1,315,000	[b,c]	1,392,124
INEOS Group Holdings, Scd. Notes		5.63	8/1/2024	540,000	[b]	525,825
Kraton Polymers, Gtd. Notes		7.00	4/15/2025	585,000	[b,c]	594,506
					2,512,455
Collateralized Loan Obligations Debt - 24.3%
AMMC CLO, Ser. 2014-15A, Cl. ERR, 3 Month LIBOR +6.91%		9.24	1/15/2032	500,000	[b,d]	494,101
AMMC CLO, Ser. 2015-16A, Cl. ER, 3 Month LIBOR +6.06%		8.50	4/14/2029	4,000,000	[b,d]	3,870,200
Arch Street CLO, Ser. 2016-2A, Cl. ER, 3 Month LIBOR +6.30%		8.77	10/20/2028	1,000,000	[b,d]	974,855
Battalion CLO, Ser. 2014-7A, Cl. DRR, 3 Month LIBOR +6.31%		8.76	7/17/2028	750,000	[b,d]	728,474
Cairn CLO, Ser. 2013-3A, Cl. F, 6 Month EURIBOR +6.60% @ Floor	EUR	6.60	10/20/2028	3,000,000	[b,c,d]	3,186,931
Carlyle Global Market Strategies Euro CLO, Ser. 2015-3A, Cl. ER, 3 Month EURIBOR +6.44% @ Floor	EUR	6.44	7/15/2030	2,000,000	[b,c,d]	1,942,448
Carlyle Global Market Strategies Euro CLO, Ser. 2016-2A Cl. E, 3 Month EURIBOR +7.75% @ Floor	EUR	7.75	1/18/2030	2,000,000	[b,c,d]	2,250,859
CIFC Funding, Ser. 2014-3A, CI. ER2, 3 Month LIBOR +6.10%		8.57	10/22/2031	1,000,000	[b,d]	944,255

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Collateralized Loan Obligations Debt - 24.3% (continued)
Euro-Galaxy CLO, Ser. 2015-4A, Cl. FR, 3 Month EURIBOR +6.85% @ Floor	EUR	6.85	7/30/2030	2,000,000	[b,c,d]	2,034,203
Marble Point XII CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +6.00%		8.44	7/16/2031	750,000	[b,d]	687,941
OCP CLO, Ser. 2014-6A, Cl. DR, 3 Month LIBOR +6.52%		8.97	10/17/2030	1,000,000	[b,d]	957,484
OZLM VI, Ser. 2014-6A, Cl. E, 3 Month LIBOR +6.05%		8.50	4/17/2031	2,000,000	[b,d]	1,855,638
OZLM XIII, Ser. 2015-13A, Cl. D, 3 Month LIBOR +5.45%		7.97	7/30/2027	2,250,000	[b,d]	2,152,193
OZLME, Ser. 3X, Cl. F, 3 Month EURIBOR +6.45% @ Floor	EUR	6.45	8/24/2030	1,000,000	[b,c,d]	980,717
Penta CLO, Ser. 2015-2A, Cl. F, 3 Month EURIBOR +5.48% @ Floor	EUR	5.48	8/4/2028	3,000,000	[b,c,d]	3,128,292
Rockford Tower CLO, Ser. 2018-1A, Cl. E, 3 Month LIBOR +5.85%		8.49	5/20/2031	750,000	[b,d]	715,808
Sounds Point IV-R CLO, Ser. 2013-3RA, Cl. E, 3 Month LIBOR +6.25%		8.69	4/18/2031	750,000	[b,d]	718,250
St Pauls V CLO, Ser. 5A, Cl. FR, 3 Month EURIBOR +6.60% @ Floor	EUR	6.60	8/20/2030	4,000,000	[b,c,d]	4,082,424
Venture CLO, Ser. 2018-35A, Cl. E, 3 Month LIBOR +6.20%		8.70	10/22/2031	1,000,000	[b,d]	967,484
Vibrant CLO, Ser. 2015-3A, Cl. DRR, 3 Month LIBOR +6.35%		8.82	10/20/2031	1,000,000	[b,d]	967,435
					33,639,992
Collateralized Loan Obligations Equity - 4.2%
Dryden 36 Senior Loan Fund, Ser. 2014-36A, Cl. SUB		6.01	1/15/2028	2,450,931	[b,e]	1,472,647
Dryden 36 Senior Loan Fund, Ser. 2014-36A, Cl. SUBR		6.01	1/15/2028	484,569	[b,e]	291,154
KVK CLO, Ser. 2018-1A, Cl. SUB1		4.60	5/20/2029	4,000,000	[b,e]	1,840,388
Madison Park Funding X, Ser. 2012-10A, Cl. SUB		7.50	1/20/2025	3,000,000	[b,e]	2,251,095
					5,855,284

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Commercial & Professional Services - 2.0%
Ahern Rentals, Scd. Notes		7.38	5/15/2023	900,000	[b,c]	834,750
Prime Security Services Borrower, Scd. Notes		9.25	5/15/2023	1,886,000	[b,c]	1,993,502
					2,828,252
Consumer Discretionary - 3.2%
AMC Entertainment Holdings, Gtd. Bonds	GBP	6.38	11/15/2024	585,000	[c]	733,821
Brookfield Residential Properties, Gtd. Notes		6.38	5/15/2025	590,000	[b,c]	566,164
Cirsa Finance International, Sr. Scd. Notes		7.88	12/20/2023	1,100,000	[b]	1,130,250
International Game Technology, Sr. Scd. Notes		6.50	2/15/2025	605,000	[b,c]	646,594
Scientific Games International, Gtd. Notes		10.00	12/1/2022	450,000	[c]	474,750
William Lyon Homes, Gtd. Notes		5.88	1/31/2025	460,000	[c]	416,300
Williams Scotsman International, Sr. Scd. Notes		6.88	8/15/2023	435,000	[b,c]	428,475
					4,396,354
Consumer Staples - .6%
Kronos Acquisition Holdings, Gtd. Notes		9.00	8/15/2023	480,000	[b,c]	411,600
Prestige Brands, Gtd. Notes		6.38	3/1/2024	370,000	[b,c]	373,700
					785,300
Diversified Financials - 8.0%
Amigo Luxembourg, Sr. Scd. Notes	GBP	7.63	1/15/2024	1,785,000	[c]	2,445,860
Bracken MidCo1, Sr. Unscd. Bonds	GBP	8.88	10/15/2023	540,000	[b,c]	685,182
Cabot Financial Luxembourg, Sr. Scd. Notes	GBP	7.50	10/1/2023	1,465,000	[c]	1,885,130
FS Energy & Power Fund, Sr. Scd. Notes		7.50	8/15/2023	765,000	[b,c]	775,947
Garfunkelux Holdco 2, Scd. Bonds	GBP	11.00	11/1/2023	1,730,000	[c]	1,858,931
Nationstar Mortgage Holdings, Gtd. Notes		8.13	7/15/2023	970,000	[b,c]	989,400
Navient, Sr. Unscd. Notes		5.88	10/25/2024	525,000	[c]	507,937
Navient, Sr. Unscd. Notes		6.50	6/15/2022	400,000	[c]	411,000
Quicken Loans, Gtd. Notes		5.75	5/1/2025	475,000	[b,c]	471,200

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Diversified Financials - 8.0% (continued)
Tempo Acquisition, Sr. Unscd. Notes	6.75	6/1/2025	1,045,000	[b,c]	1,060,675
				11,091,262
Energy - 7.4%
California Resources, Scd. Notes	8.00	12/15/2022	575,000	[b,c]	460,718
Chesapeake Energy, Gtd. Notes	8.00	1/15/2025	800,000	[c]	817,000
Extraction Oil & Gas, Gtd. Notes	7.38	5/15/2024	1,310,000	[b,c]	1,179,000
Genesis Energy, Gtd. Bonds	5.63	6/15/2024	1,110,000	[c]	1,038,738
Gulfport Energy, Gtd. Notes	6.38	5/15/2025	1,040,000	[c]	934,700
Nabors Industries, Gtd. Notes	5.50	1/15/2023	200,000	[c]	188,500
Precision Drilling, Gtd. Notes	7.75	12/15/2023	1,485,000	[c]	1,510,987
SemGroup, Gtd. Notes	6.38	3/15/2025	1,245,000	[c]	1,179,637
SESI, Gtd. Notes	7.75	9/15/2024	565,000	[c]	483,075
Shelf Drill Holdings, Gtd. Notes	8.25	2/15/2025	910,000	[b]	872,462
SM Energy, Sr. Unscd. Notes	5.63	6/1/2025	180,000	[c]	169,200
Unit, Gtd. Notes	6.63	5/15/2021	1,410,000	[c]	1,388,850
				10,222,867
Environmental Control - 1.1%
Covanta Holding, Sr. Unscd. Notes	5.88	3/1/2024	460,000	[c]	470,925
GFL Environmental, Sr. Unscd. Notes	5.38	3/1/2023	1,065,000	[b,c]	1,008,422
				1,479,347
Financials - .7%
Icahn Enterprises, Gtd. Notes	6.75	2/1/2024	975,000	[c]	1,023,750
Food Products - 1.5%
Albertsons, Gtd. Notes	6.63	6/15/2024	2,100,000	[c]	2,110,500
Forest Products & Other - 1.1%
Mercer International, Sr. Unscd. Notes	7.38	1/15/2025	1,520,000	[b,c]	1,592,200

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Health Care - 7.7%
Bausch Health, Gtd. Notes		6.13	4/15/2025	3,870,000	[b,c]	3,734,550
Eagle Holding, Sr. Unscd. Notes		7.63	5/15/2022	1,155,000	[b,c]	1,160,775
Endo Finance, Gtd. Notes		5.38	1/15/2023	380,000	[b,c]	317,300
Endo Finance, Gtd. Notes		6.00	7/15/2023	455,000	[b,c]	379,356
Endo Finance, Gtd. Notes		7.25	1/15/2022	155,000	[b,c]	149,527
MPH Acquisition Holdings, Gtd. Notes		7.13	6/1/2024	540,000	[b,c]	539,325
Ortho-Clinical Diagnostics, Sr. Unscd. Notes		6.63	5/15/2022	975,000	[b,c]	943,312
Polaris Intermediate, Sr. Unscd. Notes		8.50	12/1/2022	2,055,000	[b,c]	2,036,423
Tenet Healthcare, Sr. Unscd. Notes		6.75	6/15/2023	1,405,000	[c]	1,445,394
					10,705,962
Information Technology - .9%
Genesys, Gtd. Notes		10.00	11/30/2024	1,095,000	[b,c]	1,199,025
Insurance - .9%
USIS Merger Sub, Sr. Unscd. Notes		6.88	5/1/2025	930,000	[b,c]	906,750
York Risk Services Holding, Gtd. Notes		8.50	10/1/2022	460,000	[b]	365,700
					1,272,450
Materials - 6.4%
ARD Finance, Sr. Scd. Notes	EUR	6.63	9/15/2023	420,000	[c]	485,014
ARD Securities Finance, Sr. Scd. Notes		8.75	1/31/2023	1,252,407	[b,c]	1,183,524
Ardagh Packaging Finance, Gtd. Notes		7.25	5/15/2024	1,785,000	[b,c]	1,867,556
Bway Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,800,000	[b,c]	1,714,500
Flex Acquisition, Sr. Unscd. Notes		6.88	1/15/2025	520,000	[b,c]	494,000
Peabody Energy, Sr. Scd. Notes		6.38	3/31/2025	1,005,000	[b,c]	991,935
Reynolds Group, Gtd. Notes		7.00	7/15/2024	1,085,000	[b,c]	1,113,053
W/S Packaging Holdings, Sr. Scd. Notes		9.00	4/15/2023	985,000	[b,c]	1,014,550
					8,864,132

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Media - 4.3%
Altice, Gtd. Notes		7.63	2/15/2025	1,080,000	[b,c]	957,949
Altice, Gtd. Notes		7.75	5/15/2022	515,000	[b,c]	513,712
Altice Finco, Scd. Notes		7.63	2/15/2025	829,000	[b,c]	745,064
CBS Radio, Gtd. Notes		7.25	11/1/2024	735,000	[b,c]	732,243
DISH DBS, Gtd. Notes		5.88	11/15/2024	1,150,000	[c]	972,842
Radiate Holdco, Sr. Unscd. Notes		6.63	2/15/2025	610,000	[b,c]	576,450
Radiate Holdco, Sr. Unscd. Notes		6.88	2/15/2023	207,000	[b,c]	201,825
Townsquare Media, Gtd. Notes		6.50	4/1/2023	780,000	[b,c]	722,475
Univision Communications, Sr. Scd. Notes		5.13	2/15/2025	545,000	[b,c]	475,512
					5,898,072
Metals & Mining - 2.4%
Constellium, Gtd. Notes		6.63	3/1/2025	995,000	[b,c]	1,004,950
First Quantum Minerals , Gtd. Notes		7.50	4/1/2025	1,580,000	[b]	1,530,625
Hudbay Minerals, Gtd. Notes		7.63	1/15/2025	705,000	[b,c]	734,081
					3,269,656
Real Estate - .9%
GEO Group, Gtd. Notes		5.88	10/15/2024	610,000	[c]	581,025
Haya Finance 2017, Sr. Scd. Bonds	EUR	5.25	11/15/2022	700,000		736,097
					1,317,122
Retailing - .2%
New Look Secured Issuer, Sr. Scd. Bonds	GBP	6.50	7/1/2022	635,000		265,185
Technology Hardware & Equipment - .8%
Exela Finance, Sr. Scd. Notes		10.00	7/15/2023	1,055,000	[b,c]	1,080,056
Telecommunication Services - 5.6%
Cincinnati Bell, Gtd. Notes		7.00	7/15/2024	920,000	[b,c]	837,200
CommScope, Gtd. Notes		5.50	6/15/2024	640,000	[b,c]	616,800
DKT Finance, Sr. Scd. Notes		9.38	6/17/2023	1,240,000	[b,c]	1,336,100

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 88.9% (continued)
Telecommunication Services - 5.6% (continued)
Intelsat Connect Finance, Gtd. Notes		9.50	2/15/2023	545,000	[b]	530,012
Intelsat Jackson Holdings, Gtd. Notes		8.50	10/15/2024	1,535,000	[b,c]	1,557,564
Sprint, Gtd. Notes		7.63	2/15/2025	2,820,000	[c]	2,961,000
					7,838,676
Utilities - 1.1%
Calpine, Sr. Unscd. Notes		5.75	1/15/2025	485,000	[c]	464,994
Viridian Group FinanceCo, Sr. Scd. Notes	GBP	4.75	9/15/2024	790,000		1,021,317
					1,486,311
Total Bonds and Notes (cost $128,083,892)				123,302,611

Floating Rate Loan Interests - 50.3%
Advertising - .5%
Polyconcept North America Holdings, First Lien Term Loan, 1 Month LIBOR +3.75%		6.24	8/16/2023	740,639	[c,d]	743,416
Aerospace & Defense - .4%
Transdigm, 2018 New Tranche F Term Loan, 1 Month LIBOR +2.50%		4.99	6/9/2023	500,000	[d]	494,915
Automobiles & Components - .3%
Dealer Tire, Initial Term Loan, 1 Month LIBOR +5.50%		7.99	12/12/2025	450,000	[d]	451,688
Chemicals - 2.4%
AgroFresh, Term Loan, 3 Month LIBOR +4.75%		7.55	7/30/2021	740,409	[c,d]	733,931
Cyanco Intermediate, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		5.99	3/16/2025	748,047	[c,d]	742,751
OCI Partners, Term Loan B, 3 Month LIBOR +4.00%		6.80	3/13/2025	972,650	[c,d]	972,650
Polar US Borrower, First Lien Term Loan, 3 Month LIBOR +4.75%		7.54	10/15/2025	884,790	[d]	884,790
					3,334,122
Commercial & Professional Services - 6.9%
Allied Universal Holdco, Incremental Term Loan, 1 Month LIBOR +4.25%		6.74	7/28/2022	889,488	[d]	880,593

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Commercial & Professional Services - 6.9% (continued)
AVSC Holding, Second Lien Term Loan, 3 Month LIBOR +7.25%		9.99	9/1/2025	207,000	[d]	194,839
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		6.50	2/9/2026	185,471	[d]	186,537
Electro Rentoration, First Lien Initial Term Loan, 2-3 Month LIBOR +5.00%		7.71	1/31/2024	226,119	[c,d]	227,108
Employbridge, Refinancing Term Loan, 3 Month LIBOR +4.50%		7.30	4/18/2025	466,957	[c,d]	467,153
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%		6.70	10/19/2023	250,000	[d]	242,813
IndigoCyan HoldCo 3 , Tranche B Term Loan, 3 Month LIBOR +5.00%	GBP	5.60	6/24/2024	2,000,000	[d]	2,656,016
Minerva Bidco, Term Loan, 3 Month LIBOR +5.00%	GBP	5.91	7/25/2025	1,000,000	[d]	1,320,965
Pi Lux Finco, Second Lien Facility 1, 1 Month LIBOR +7.50%		9.74	12/22/2025	1,000,000	[d]	965,000
Pre Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%		5.49	5/1/2025	571,337	[c,d]	565,624
Verscend Holding, Term Loan B, 1 Month LIBOR +4.50%		6.99	8/27/2025	796,781	[d]	799,271
Wand Newco 3, First Lien Initial Term Loan, 3 Month LIBOR +3.50%		6.01	2/5/2026	525,000	[d]	527,166
Weight Watchers International, Term B Loan, 3 Month LIBOR +4.75%		7.56	11/29/2024	487,179	[d]	474,186
					9,507,271
Consumer Discretionary - 1.2%
Stars Group Holdings, Term Loan, 2 Month LIBOR +3.50%		6.30	7/10/2025	581,671	[d]	582,730
Travel Leaders Group, Term Loan B, 1 Month LIBOR +4.00%		6.48	1/25/2024	270,427	[d]	272,005
Yak Access, Tranche B Term Loan, 1 Month LIBOR +5.00%		7.49	7/11/2025	993,750	[d]	863,320
					1,718,055
Diversified Financials - 1.4%
Capital Automotive, Initial Tranche B Term Loan (Second Lien), 1 Month LIBOR +6.00%		8.49	3/24/2025	1,425,253	[d]	1,428,816

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Diversified Financials - 1.4% (continued)
Vfh Parent, First Lien B Term Loan, 3 Month LIBOR +3.50%	6.13	3/1/2026	487,013	[d]	488,917
				1,917,733
Energy - 3.0%
California Resources, First Lien Term Loan, 1 Month LIBOR +4.75%	7.24	12/31/2022	925,926	[c,d]	914,736
Gavilan Resources, Second Lien Initial Term Loan, 1 Month LIBOR +6.00%	8.49	3/1/2024	1,025,000	[d]	821,286
GIP III Stetson I, Term Loan B, 1 Month LIBOR +4.25%	6.73	7/18/2025	778,542	[d]	773,676
Granite Acquisition, Second Lien Term B Loan, 3 Month LIBOR +7.25%	10.05	12/19/2022	509,839	[c,d]	509,202
Keane Group Holdings, Term Loan B, 1 Month LIBOR +3.75%	6.25	5/25/2025	215,935	[d]	207,657
Natgasoline, Initial Term Loan, 3 Month LIBOR +3.50%	6.25	11/14/2025	459,923	[d]	461,073
Oxbow Carbon , Term Loan (Second Lien ), 1 Month LIBOR +7.50%	9.99	1/4/2024	476,190	[d]	477,381
				4,165,011
Health Care - 5.0%
Albany Molecular Research, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	5.74	8/30/2024	500,000	[d]	498,283
Avantor, Initial B1 Dollar Term Loan, 3 Month LIBOR +3.75%	6.57	11/21/2024	473,117	[d]	474,976
Dentalcorp Perfect Smile, First Lien Term Loan, 1 Month LIBOR +3.75%	6.24	6/6/2025	631,932	[d]	626,800
Dentalcorp Perfect Smile, First Lien Term Loan, 1-3 Month LIBOR +3.75%	6.24	6/6/2025	158,454	[d,f]	157,167
Envision Healthcare, Initial Term Loan, 1 Month LIBOR +3.75%	6.24	10/10/2025	1,200,000	[d]	1,156,278
Femur Buyer, First Lien Term Loan, 3 Month LIBOR +4.50%	4.50	3/4/2026	131,467	[d]	130,152
Immucor, Term Loan B-3, 3 Month LIBOR +5.00%	7.80	6/15/2021	746,842	[d]	747,776

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Health Care - 5.0% (continued)
Nidda Healthcare Holding, Term Loan D, 3 Month EURIBOR +4.00% @ Floor	EUR	4.00	8/21/2024	2,000,000	[d]	2,283,909
Petvet Care Centers, Second Lien Term Loan, 1 Month LIBOR +6.25%		8.74	2/13/2026	400,000	[d]	394,000
Pharmerica, First Lien Term Loan, 1 Month LIBOR +3.50%		5.98	12/6/2024	497,494	[d]	497,262
					6,966,603
Industrials - 3.1%
American Traffic Solutions, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		6.24	2/28/2025	829,730	[c,d]	834,916
Brand Energy & Infrastructure Services, Term Loan, 2-3 Month LIBOR +4.25%		6.96	6/21/2024	1,087,191	[c,d]	1,064,941
Dynasty Acquisition Co I, First Lien Term Loan, 3 Month LIBOR +4.00%		4.00	1/23/2026	189,978	[d]	190,775
Iea Energy Services, Initial Term Loan, 3 Month LIBOR +6.25%		9.05	11/14/2024	273,141	[d]	260,167
Loparex International, Term Loan B, 3 Month LIBOR +4.25%		7.05	4/11/2025	609,332	[d]	610,855
North American Lifting Holdings, Initial Term Loan (First Lien), 3 Month LIBOR +4.50%		7.30	11/27/2020	477,490	[d]	437,500
Pisces Midco, Tranche B Term Loan, 3 Month LIBOR +3.75%		6.55	4/12/2025	852,431	[d]	831,120
Standard Aero, First Lien Term Loan, 3 Month LIBOR +4.00%		4.00	1/23/2026	102,139	[d]	102,567
					4,332,841
Information Technology - 7.7%
BMC Software Finance, Term Loan B, 3 Month LIBOR +4.25%		7.05	10/2/2025	1,000,000	[d]	995,725
Camelia Bidco, First Lien B Term Loan, 3 Month LIBOR +4.75%	GBP	4.75	10/10/2024	2,000,000	[d]	2,635,457
Compuware, Term Loan, 1 Month LIBOR +3.50%		5.99	8/25/2025	742,779	[d]	746,960
Digicert Holdings, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		6.49	10/31/2024	995,006	[c,d]	991,688

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Information Technology - 7.7% (continued)
Dun & Bradstreet, Initial Term Loan, 1 Month LIBOR +5.00%		7.48	2/6/2026	852,752	[d]	854,990
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.50%		5.99	7/1/2024	141,819	[d]	142,321
Hyland Software, Second Lien Term Loan, 1 Month LIBOR +7.00%		9.49	7/7/2025	207,500	[d]	207,604
Marcel Bidco, Term Loan B, 1 Month LIBOR +3.25%		10.27	9/26/2025	197,498	[d]	195,770
Mitchell International, First Lien Term Loan, 1 Month LIBOR +3.25%		5.74	11/29/2024	198,500	[c,d]	194,159
Mitchell International, Second Lien Term Loan, 1 Month LIBOR +7.25%		9.74	12/1/2025	533,333	[d]	522,891
Quest Software US Holdings, Term Loan, 3 Month LIBOR +4.25%		6.99	5/16/2025	878,197	[d]	876,278
Unit4, Facility B1 Term Loan, 1 Month EURIBOR +4.25% @ Floor	EUR	4.25	3/17/2021	2,000,000	[c,d]	2,280,383
					10,644,226
Insurance - 3.8%
Amynta Agency Borrower, First Lien Term B Loan, 1 Month LIBOR +4.00%		6.49	2/28/2025	88,014	[d]	86,254
AssuredPartners, Term Loan, 1 Month LIBOR +3.25%		5.74	10/22/2024	339,418	[c,d]	337,296
Asurion, Second Lien Replacement B-2 Term Loan, 1 Month LIBOR +6.50%		8.99	8/4/2025	3,750,000	[d]	3,821,869
HUB International , Initial Term Loan, 2-3 Month LIBOR +2.75%		5.45	4/25/2025	498,747	[d]	494,864
Mayfield Agency Borrower, Second Lien Term Loan, 1 Month LIBOR +8.50%		10.99	3/2/2026	578,000	[d]	569,330
					5,309,613
Internet Software & Services - 2.7%
Infinitas Learning Holding, Tranche B3 Term Loan, 6 Month EURIBOR +3.75% @ Floor	EUR	3.75	5/3/2024	2,000,000	[d]	2,237,933
Web.com Group, First Lien Initial Term Loan, 1 Month LIBOR +3.75%		6.27	10/10/2025	919,238	[d]	914,642

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	a	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Internet Software & Services - 2.7% (continued)
Web.com Group, Second Lien Term Loan, 1 Month LIBOR +7.75%		10.27	10/9/2026	142,857	[d]	140,714
Xo Group, Sr.Scd. Term Loan B, 3 Month LIBOR +4.50%		7.29	12/19/2025	385,000	[d]	385,722
					3,679,011
Materials - 1.3%
Ball Metalpack Finco, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		6.99	7/31/2025	409,243	[d]	409,754
Murray Energyoration, Term Loan, 3 Month LIBOR +7.25%		9.88	10/17/2022	490,868	[d]	405,887
TricorBraun, First Lien Term Loan, 3 Month LIBOR +3.75%		6.55	11/30/2023	994,927	[d]	994,927
					1,810,568
Media - 1.1%
Altice France, Term Loan B, 1 Month LIBOR +4.00%		6.49	8/14/2026	997,500	[d]	973,061
Nep Group, Second Lien Initial Loan, 1 Month LIBOR +7.00%		9.49	10/19/2026	507,263	[d]	498,386
					1,471,447
Metals & Mining - 1.0%
Aleris International, First Lien Term Loan, 1 Month LIBOR +4.75%		7.24	2/27/2023	846,994	[d]	851,229
Covia Holdingsoration, First Lien Term Loan, 3 Month LIBOR +3.75%		6.55	6/2/2025	619,680	[c,d]	540,981
					1,392,210
Retailing - 4.3%
Bass Pro Group, Initial Term Loan, 1 Month LIBOR +5.00%		7.49	9/25/2024	897,727	[d]	897,260
Comfort Holding, First Lien Initial Term Loan, 1 Month LIBOR +4.75%		7.24	2/5/2024	740,578	[c,d]	702,627
EG America, Term Loan B, 3 Month LIBOR +4.00%		6.81	2/7/2025	340,009	[c,d]	332,148
EG Finco , First Lien Term Loan, 3 Month LIBOR +4.75%	GBP	5.66	2/6/2025	2,297,593	[d]	2,965,513
Neiman Marcus Group , Term Loan, 1 Month LIBOR +3.75%		5.76	10/26/2020	272,907	[d]	251,439

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 50.3% (continued)
Retailing - 4.3% (continued)
New Look Finance, Facility B1 Term Loan, 3 Month LIBOR +12.00%	GBP	12.00	12/31/2019	1,265	[d]	1,679
New Look Finance, Facility B2 Term Loan, 3 Month LIBOR +12.00%	GBP	12.00	12/31/2019	47,663	[d]	63,217
Staples, Term Loan, 1 Month LIBOR +4.00%		6.51	9/12/2024	746,474	[d]	742,708
					5,956,591
Technology Hardware & Equipment - 1.6%
Harland Clarke Holdings, Initial Term Loan, 3 Month LIBOR +4.75%		7.55	11/3/2023	524,907	[c,d]	498,661
Mcafee, Second Lien Term Loan, 1 Month LIBOR +8.50%		10.99	9/29/2025	425,000	[d]	431,906
Mcafee, Term B USD Loan, 1 Month LIBOR +3.75%		6.24	9/30/2024	978,911	[d]	982,357
Sandvine, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		7.01	10/31/2025	267,490	[d]	263,477
					2,176,401
Telecommunication Services - 2.0%
Commscope, First Lien B2 Term Loan, 3 Month LIBOR +3.25%		4.25	2/6/2026	827,201	[d]	831,080
Intelsat Jackson Holdings, First Lien Term Loan, 1 Month LIBOR +4.50%		6.98	1/2/2024	476,190	[c,d]	485,417
Westoration, Term Loan B, 1-3 Month LIBOR +4.00%		6.56	10/10/2024	1,485,000	[c,d]	1,411,054
					2,727,551
Utilities - .6%
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%		6.24	6/3/2024	500,000	[d]	485,990
Pikeoration, Term Loan, 1 Month LIBOR +3.50%		6.00	3/23/2025	408,807	[c,d]	409,402
					895,392
Total Floating Rate Loan Interests (cost $70,506,376)				69,694,665

Description	1-Day Yield (%)	Shares	Value ($)
Investment Companies - 1.4%
Registered Investment Companies - 1.4%
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,868,368)	2.41	1,868,368	[g] 1,868,368
Total Investments (cost $200,458,636)		140.6%	194,865,644
Liabilities, Less Cash and Receivables		(40.6%)	(56,222,350)
Net Assets		100.0%	138,643,294

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

EUR—Euro

GBP—British Pound

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2019, these securities were valued at $93,209,001 or 67.23% of net assets.

c Security, or portion thereof, has been pledged as collateral for the fund’s Revolving Credit and Security Agreement.

d Variable rate security—rate shown is the interest rate in effect at period end.

e Collateralized Loan Obligations equity positions are entitled to recurring distributions which are generally equal to the remaining cash flow of payments made by underlying securities less contractual payments to debt holders and fund expenses. The effective yield is estimated based upon the current projection of the amount and timing of these recurring distributions in addition to the estimated amount of terminal principal payment. The estimated yield and investment cost may ultimately not be realized.

f Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

g Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Collateralized Loan Obligations	28.5
Consumer, Non-cyclical	23.8
Communications	16.1
Financial	15.8
Industrial	12.7
Energy	11.4
Technology	10.9
Consumer, Cyclical	9.6
Basic Materials	8.7
Utilities	1.7
Investment Companies	1.4
140.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS (Unaudited)

Investment Companies	Value 8/31/18 ($)	Purchases ($)	Sales ($)	Value 2/28/19 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,840,399	45,586,424	45,558,455	1,868,368	1.4	30,111

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS February 28, 2019 (Unaudited)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs
Euro	1,870,000	United States Dollar	2,127,620	3/29/19	4,622
United States Dollar	3,600,001	Euro	3,163,542	3/29/19	(7,185)
United States Dollar	6,859,705	British Pound	5,345,000	3/19/19	(236,581)
United States Dollar	30,281,511	Euro	26,845,000	3/19/19	(302,160)
British Pound	1,960,000	United States Dollar	2,565,920	3/29/19	37,629
United States Dollar	11,380,000	British Pound	8,693,438	3/29/19	(167,855)
Gross Unrealized Appreciation					42,251
Gross Unrealized Depreciation					(713,781)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

February 28, 2019 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	198,590,268	192,997,276
Affiliated issuers	1,868,368	1,868,368
Cash		25,545
Cash denominated in foreign currency	3,068,989	3,078,118
Receivable for investment securities sold		2,373,449
Interest receivable		2,340,962
Cash collateral held by broker—Note 4		1,910,000
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		42,251
Prepaid expenses		24,526
		204,660,495
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		151,805
Loan payable—Note 2		60,000,000
Payable for investment securities purchased		4,971,116
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		713,781
Interest and loan fees payable—Note 2		66,856
Unrealized depreciation on foreign currency transactions		46,971
Directors fees and expenses payable		2,705
Accrued expenses		63,967
		66,017,201
Net Assets ($)		138,643,294
Composition of Net Assets ($):
Paid-in capital		146,823,652
Total distributable earnings (loss)		(8,180,358)
Net Assets ($)		138,643,294
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		14,961,374
Net Asset Value Per Share ($)		9.27

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended February 28, 2019 (Unaudited)

Investment Income ($):
Income:
Interest	7,104,086
Dividends from affiliated issuers	30,111
Total Income	7,134,197
Expenses:
Management fee—Note 3(a)	838,604
Interest expense—Note 2	1,076,061
Professional fees	61,995
Custodian fees—Note 3(b)	10,082
Shareholder servicing costs	3,591
Directors’ fees and expenses—Note 3(c)	2,950
Prospectus and shareholders’ reports	192
Miscellaneous	75,355
Total Expenses	2,068,830
Less—reduction in fees due to earnings credits—Note 3(b)	(10,082)
Net Expenses	2,058,748
Investment Income—Net	5,075,449
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(4,897,719)
Net realized gain (loss) on forward foreign currency exchange contracts	1,304,087
Net Realized Gain (Loss)	(3,593,632)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(2,233,542)
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(168,841)
Net Unrealized Appreciation (Depreciation)	(2,402,383)
Net Realized and Unrealized Gain (Loss) on Investments	(5,996,015)
Net (Decrease) in Net Assets Resulting from Operations	(920,566)

See notes to financial statements.

STATEMENT OF CASH FLOWS
Six Months Ended February 28, 2019 (Unaudited)

Cash Flows from Operating Activities ($):
Purchases of portfolio securities	(74,764,885)
Proceeds from sales of portfolio securities	69,391,840
Net proceeds for sales of short-term securities	(27,969)
Interest received	7,381,916
Interest and loan fees paid	(1,097,153)
Paid to The Dreyfus Corporation	(861,557)
Operating expenses paid	(150,079)
Realized loss from forward foreign currency exchange contracts transactions	1,304,087
Net Cash Provided by Operating Activities		1,176,200
Cash Flows from Financing Activities ($):
Dividends paid to Common Shareholders	(5,655,399)
Net Cash Provided in Financing Activities		(5,655,399)
Effect of foreign exchange rate changes on cash		(72,290)
Net Increase (Decrease) in cash		(4,551,489)
Cash and cash denominated in foreign currency at beginning of period†		9,565,152
Cash and cash denominated in foreign currency at end of period†		5,013,663
Reconciliation of Net Increase (Decrease) in Net Assets
Resulting from Operations to Net Cash Provided
by Operating Activities ($):
Net (Decrease) in Net Assets Resulting From Operations		(920,566)
Adjustments to reconcile net (decrease) in net assets
resulting from operations to net cash
provided by operating activities ($):
Decrease in investments in securities at cost		6,864,559
Decrease in dividends and interest receivable		176,946
Decrease in Receivable for Investment securities sold		455,070
Increase in prepaid expenses		(24,526)
Decrease in Due to The Dreyfus Corporation and affiliates		(22,953)
Decrease in payable for investment securities purchased		(7,752,151)
Decrease in interest and loan fees payable		(21,092)
Increase in Directors fees and expense payable		(1,190)
Increase in accrued expenses		19,720
Net unrealized depreciation on investments		2,402,383
Net Cash Provided by Operating Activities		1,176,200

† Includes deposits held as collateral by broker.
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended February 28, 2019 (Unaudited)	Year Ended August 31, 2018[a]
Operations ($):
Investment income—net	5,075,449	8,347,502
Net realized gain (loss) on investments	(3,593,632)	388,965
Net unrealized appreciation (depreciation) on investments	(2,402,383)	(3,899,981)
Net Increase (Decrease) in Net Assets Resulting from Operations	(920,566)	4,836,486
Distributions ($):
Distributions to shareholders	(4,847,485)	(7,271,228)
Capital Stock Transactions ($):
Net proceeds from shares sold	-	147,045,314
Offering costs charged to paid in capital	-	(299,227)
Increase (Decrease) in Net Assets from Capital Stock Transactions	-	146,746,087
Total Increase (Decrease) in Net Assets	(5,768,051)	144,311,345
Net Assets ($):
Beginning of Period	144,411,345	100,000
End of Period	138,643,294	144,411,345
Capital Share Transactions (Shares):
Shares sold	-	14,961,374
Net Increase (Decrease) in Shares Outstanding	-	14,961,374

[a] Distributions to shareholders include only distributions from net investment income and accumulated investment (loss)―net was $299,002 in 2018 and is no longer presented as a result of the adoption of SEC’s Disclosure Update and Simplification Rule.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements and market price data for the fund’s shares.

	Six Months Ended
	February 28, 2019	Year Ended
	(Unaudited)	August 31, 2018[a]
Per Share Data ($):
Net asset value, beginning of period	9.65	9.84[b]
Investment Operations:
Investment income—net[c]	.34	.56
Net realized and unrealized gain (loss) on investments	(.39)	(.24)
Total from Investment Operations	(.05)	.32
Distributions:
Dividends from investment income—net	(.26)	(.49)
Dividends from net realized gain on investments	(.07)	-
Total Distributions	(.33)	-
Offering costs charged to paid-in capital	-	(.02)
Net asset value, end of period	9.27	9.65
Market value, end of period	8.65	9.17
Total Return (%)[d,e]	(2.04)	(3.57)
Ratios/Supplemental Data (%)
Ratio of total expenses to average net assets[f]	3.00	2.73
Ratio of net expenses to average net assets[f]	2.99	2.73
Ratio of interest expense to average net assets[f]	1.56	1.15
Ratio of net investment income to average net assets[f]	7.37	6.92
Portfolio Turnover Rate[e]	34.33	67.71
Net Assets, end of period ($ x 1,000)	138,643	144,411
Average borrowings outstanding ($ x 1,000)	60,000	56,177
Weighted average number of fund
shares outstanding ($ x 1,000)	14,961	14,866
Average amount of debt per share ($)	4.01	3.78

a From October 27, 2017 (commencement of operations) to August 31, 2018.

b Reflects a deduction of $.16 per share sales load from the initial offering price of $10.00 per share.

c Based on average shares outstanding.

d Calculated based on market value.

e Not annualized.

f Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. (the “fund”) under the Investment Company Act of 1940, as amended (the “Act”), as a diversified closed-end management investment company that has a limited term of approximately seven years. The fund’s investment objective is to seek high current income and to return at least $9.835 per share of Common Stock (the public offering price per Common Stock after deducting a sales load of $0.165 per Common Stock but before deducting offering costs of $0.02 per Common Stock (“Original NAV”)) to holders of record of Common Shares on or about December 1, 2024 (the “Termination Date”) (subject to certain extensions). The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (“Alcentra”), a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser. The fund’s Common Stock trades on the New York Stock Exchange (the “NYSE”) under the ticker symbol DCF.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of February 28, 2019 in valuing the fund’s investments:

–

	Level 1– Unadjusted Quoted Prices	Level 2–Other Significant Observable Inputs	Level 3–Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Collateralized Loan Obligations†	–	39,495,276	–	39,495,276
Corporate Bonds†	–	83,807,335	–	83,807,335
Floating Rate Loan Interests†	–	69,694,665	–	69,694,665
Investment Companies	1,868,368	–	–	1,868,368
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	–	42,251	–	42,251
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	(713,781)	–	(713,781)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

At February 28, 2019, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are considered “affiliated” under the Act.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. High yield (“junk”) bonds involve greater credit risk, including the risk of default, than investment grade bonds, and are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in Collateralized Loan Obligations (“CLOs”). CLO and structured finance securities are generally backed by an asset or a pool of assets (typically senior secured loans and other credit-related assets in the case of a CLO) which serve as collateral. The fund and other investors in CLO and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Therefore, CLO and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLO and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that investments in CLO equity and junior debt tranches will likely be subordinate to other senior classes of CLO debt; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments the Fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the Fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the Fund may target. In addition, CLO and other structured finance securities may be subject to prepayment risk.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Shareholders will have their distributions reinvested in additional shares of the fund, unless such shareholders elect to receive cash, at the lower of the market price or net asset value per share (but not less than 95% of the market price). If market price is equal to or exceeds net asset value, shares will be issued at net asset value. If net asset value exceeds market price, Computershare Inc., the transfer agent, will buy fund shares in the open market and reinvest those shares accordingly.

On February 25, 2019, the Board declared a cash dividend of $0.054 per share from undistributed investment income-net, payable on March 26, 2019 to Shareholders of record as of the close of business on March 12, 2019. The ex-dividend date was March 11, 2019.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended February 28, 2019, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended February 28, 2019, the fund did not incur any interest or penalties.

The tax year in the period ended August 31, 2018 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2018 was as follows: ordinary income $7,271,228. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New Accounting Pronouncements: In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization On Purchased Callable Debt Securities (“ASU 2017-08”). The update shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 will be effective for annual periods beginning after December 15, 2018.

Also in August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The update provides guidance that eliminates, adds and modifies certain disclosure requirements for fair value measurements. ASU 2018-13 will be effective for annual periods beginning after December 15, 2019. Management is currently assessing the potential impact of these changes to future financial statements.

NOTE 2—Borrowings:

The fund has a $68,000,000 Revolving Credit and Security Agreement (the “Agreement”), which continues until October 29, 2019. Under the terms of the Agreement, the fund may borrow “Advances” (including Eurodollar Rate Advances), on a collateralized basis with certain fund assets used as collateral, which amounted to $108,234,627 as of February 28, 2019. The interest to be paid by the fund on such Advances is determined with reference to the principal amount of each Advance (and/or Eurodollar Rate Advance) outstanding from time to time. The fund also pays additional fees pursuant to the Agreement. During the period ended February 28, 2019, total expenses pursuant to the Agreement amounted to $67,776.

The average amount of borrowings outstanding under the Agreement during the period ended February 28, 2019 was $60,000,000, with a related weighted average annualized interest rate of 3.62% and is inclusive of all expenses related to the Agreement.

NOTE 3—Investment Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an Investment Management Agreement with Dreyfus, the management fee is computed at the annual rate of .85% of the value of the fund's “Managed Assets” and is payable monthly. “Managed Assets” of the fund means the total assets of the fund, including any assets attributable to leverage (i.e., any loans from certain financial institutions and/or the issuance of debt securities (collectively, “Borrowings”), preferred stock or other similar preference securities (“Preferred Shares”), or the use of derivative instruments that have the economic effect of leverage), minus the fund’s accrued liabilities, other than any liabilities or obligations attributable to leverage obtained through (i) indebtedness of any type (including, without limitation, Borrowings), (ii) the issuance of Preferred Shares, and/or (iii) any other means, all as determined in accordance with generally accepted accounting principles.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Pursuant to a sub-investment advisory agreement between Dreyfus and Alcentra, Dreyfus pays Alcentra a fee at the annual rate of .425% of the value of the fund’s average daily Managed Assets and is payable monthly.

(b) The fund compensates The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets and transaction activity. During the period ended February 28, 2019, the fund was charged $10,082 pursuant to the custody agreement. These fees were offset by earnings credits of $10,082.

The fund had an arrangement with the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody fees. Effective February 1, 2019, the arrangement with the custodian changed whereby the fund will no longer receive earnings credits to offset its custody fees and will receive interest income or overdraft fees going forward. For financial reporting purposes, the fund includes net earnings credits, if any, as an expense offset in the Statement of Operations.

During the period ended February 28, 2019, the fund was charged $3,783 for services performed by the Chief Compliance Officer and his staff. These fees are included in Miscellaneous in the Statement of Operations.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $128,552, custodian fees $18,000, Chief Compliance Officer fees $3,153 and transfer agency fees $2,100.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended February 28, 2019, amounted to $67,006,791 and $68,497,528, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the London Interbank Offered Rate (“LIBOR”) plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year.

The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At February 28, 2019, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended February 28, 2019 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements,

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at February 28, 2019 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At February 28, 2019, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	42,251	(713,781)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	42,251	(713,781)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	42,251	(713,781)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of February 28, 2019:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs International	42,251		(42,251)	-		-

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Goldman Sachs International	(713,781)		42,251	290,000		(381,530)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended February 28, 2019:

Average Market Value ($)
Forward contracts	59,202,464

At February 28, 2019, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $6,264,522, consisting of $1,534,456 gross unrealized appreciation and $7,798,978 gross unrealized depreciation.

At February 28, 2019, the cost of investments inclusive of derivative contracts for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Subsequent Event:

On March 4, 2019, the fund announced that effective on or about June 3, 2019 (the “Effective Date”), the fund will change its name from Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc. to BNY Mellon Alcentra Global Credit Income 2024 Target Term Fund, Inc. In addition, on the effective date, Dreyfus, the fund’s investment adviser and administrator, will change its name to “BNY Mellon Investment Adviser, Inc.”

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on February 27-28, 2019, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Alcentra NY, LLC (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus representatives stated that the fund is a closed-end fund without daily inflows and outflows of capital and provided the fund’s asset size.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for the one-year period ended December 31, 2018, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance, on a net asset value basis, was above the Performance Group median and below the Performance Universe median for the one-year period; the fund’s total return performance, on a market price basis, was below the Performance Group and Performance Universe medians for the one-year period. The Board also considered that, on both a net asset value basis and market price basis, the fund’s yield performance was below the Performance Group median and above the Performance Universe median for the one-year period ended December 31, 2018.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that, based on common assets alone, the fund’s contractual management fee was above the Expense Group median; the fund’s actual management fee, based on common assets and on common assets and leveraged assets together, was above the Expense Group and Expense Universe medians; and the fund’s total expenses, based on common assets and leveraged assets together, were above the Expense Group and Expense Universe medians.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors, stating that the fund is a closed-end fund. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

INFORMATION ABOUT THE APPROVAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives stated that, because the fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by Dreyfus and Alcentra in managing the fund’s assets. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• The Board generally was satisfied with the fund’s overall performance, noting that the fund only had one full calendar year of performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the

Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

OFFICERS AND DIRECTORS
Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

200 Park Avenue
New York, NY 10166

Directors	Officers (continued)
Joseph S. DiMartino, Chairman	Chief Compliance Officer
Francine J. Bovich	Joseph W. Connolly
Kenneth A. Himmel	Portfolio Managers
Stephen J. Lockwood	Chris Barris
Richard C. Rochon	Kevin Cronk
Roslyn M. Watson	Leland Hart
Benaree Pratt Wiley	Hiram Hamilton
Officers
President	Manager
Bradley J. Skapyak	The Dreyfus Corporation
Chief Legal Officer	Sub-Investment Adviser
Bennett A. MacDougall	Alcentra NY, LLC
Vice President and Secretary	Custodian
James Bitetto	The Bank of New York Mellon
Vice Presidents and Assistant Secretaries	Counsel
Sonalee Cross	Proskauer Rose LLP
Deirdre Cunnane	Transfer Agent,
Sarah S. Kelleher	Dividend Disbursing Agent
Jeff Prusnofsky	Computershare Inc.
Peter M. Sullivan	Stock Exchange Listing
Natalya Zelensky	NYSE Symbol: DCF
Treasurer	Initial SEC Effective Date
James Windels	10/27/17
Assistant Treasurers
Gavin C. Reilly
Robert S. Robol
Robert Salviolo
Robert Svagna

The fund’s net asset value per share appears in the following publications: Barron’s, Closed-End Bond Funds section under the heading “Bond Funds” every Monday; The Wall Street Journal, Mutual Funds section under the heading “Closed-End Bond Funds” every Monday.

Notice is hereby given in accordance with Section 23(c) of the Act that the fund may purchase shares of its common stock in the open market when it can do so at prices below the then current net asset value per share.

NOTES

NOTES

NOTES

For More Information

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Registrar

Computershare Inc.
480 Washington Boulevard
Jersey City, NJ 07310

Dividend Disbursing Agent

Computershare Inc.
P.O. Box 30170
College Station, TX 77842

Ticker Symbol:	DCF

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

0822SA0219

Item 2.          Code of Ethics.

                       Not applicable.

Item 3.          Audit Committee Financial Expert.

                       Not applicable.

Item 4.          Principal Accountant Fees and Services.

                       Not applicable.

Item 5.          Audit Committee of Listed Registrants.

                       Not applicable.

Item 6.          Investments.

(a)                  Not applicable.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                       Not applicable.

Item 8.          Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                       Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

                       There have been no material changes to the procedures applicable to Item 10.

Item 11.        Controls and Procedures.

(a)          The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)          There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.               Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.        Exhibits.

(a)(1)     Not applicable.

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)     Not applicable.

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Alcentra Global Credit Income 2024 Target Term Fund, Inc.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      April 25, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:         /s/ Bradley J. Skapyak

               Bradley J. Skapyak

               President

Date:      April 25, 2019

By:         /s/ James Windels

               James Windels

               Treasurer

Date:      April 25, 2019

EXHIBIT INDEX

(a)(2)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)          Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)